SEMI-ANNUAL REPORT
June 30, 2002


                              THE SALOMON BROTHERS
-------------------------------------------------------------------------------
                                    FUND INC

-------------------------------------------------------------------------------
Shareholder Letter
-------------------------------------------------------------------------------

Dear Shareholders:

Enclosed herein is the semi-annual report for The Salomon Brothers Fund Inc ("Fund") for the period ended June 30, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT OBJECTIVE AND PERFORMANCE UPDATE

The Fund owns stocks in large-capitalization companies, which typically have a market capitalization of more than $10 billion. We own a mixture of growth and value stocks. The overall valuation of the Fund will be similar to that of the market, or modestly cheaper.

For the six months ended June 30, 2002, the Fund returned negative 12.27% based on net asset value ("NAV"). In comparison, the S&P 500 Index ("S&P 500") 1 returned negative 13.15% for the same period. For the six months ended June 30, 2002, the Fund's return based on market value was negative 13.42%. Past performance is not indicative of future results.

The primary investment objectives of The Salomon Brothers Fund Inc are growth and the conservation of capital. Income receives secondary consideration. The Fund invests primarily in common stock of companies in industries the investment manager believes have the potential to grow at a faster rate than the economy as a whole and that appear to have above-average earnings growth potential.

DIVIDEND POLICY

In the course of seeking to achieve its objective, the Fund will periodically adjust portfolio holdings and, in the process, generally realize capital gains. These gains are, in turn, distributed as dividends. The timing and magnitude of these distributions are a function of the amount of portfolio turnover and the strength of the market. The Fund hopes to pay dividends every year, but does not, as a practice, generate portfolio sales in order to pay dividends.

SPECIAL SHAREHOLDER NOTICE -- SHARE
REPURCHASE AUTHORIZED

The Board of Directors of the Fund announced on July 17, 2002 (after the close of the Fund's semi-annual reporting period) that it has authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. The Board of Directors directed the management of the Fund to repurchase shares of the Fund's common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. In July 2002, 23,400 shares were purchased.

SIX-MONTH PERFORMANCE

For the semi-annual period, performance was helped by stock picks in the healthcare, technology and capital goods sectors, and hurt by the financial service, communication, consumer cyclical and consumer non-cyclical sectors. The Fund's performance was enhanced by its positions in Novartis AG, HCA Inc., TotalFinaElf S.A. and Teva Pharmaceutical Industries Ltd. However, positions in AT&T Wireless Services Inc., Sun Microsystems, Inc. and Safeway Inc. hurt the Fund during the period.

The Fund benefited from our attention to the accounting practices of our holdings. It is our practice to assess each company's accounting policies before we invest in it. While it is not possible to avoid all accounting problems, the financial statements of public companies provide clues about aggressive practices. The Fund did not own Tyco International Ltd., Adelphia Communications Corp., WorldCom, Inc., Dynegy Inc., The Williams Cos. or Computer Associates International Inc. We exited swiftly when accounting issues arose at IBM Corp. and PNC Financial Services Group, as we have no tolerance for companies whose numbers we lack confidence in. We will continue to be vigilant on this subject.

The Fund's performance was helped by being overweight in hospitals (HCA Inc.) and generic drugs (Teva Pharmaceutical Industries Ltd.), and being underweight in ethical pharmaceuticals (especially holding no position in Bristol-Myers Squibb Co.). Novartis AG, a top ten position during much of the six months, was one of only two drug companies that rose during the first half of 2002. Fears over government intervention in drug pricing, and a dramatic slowdown in growth rates hurt pharmaceutical company multiples.

--------------
1 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  1

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Shareholder Letter (continued)
-------------------------------------------------------------------------------

Technology stocks were the worst performing sector for the Fund and for the S&P
500. However, the Fund had a lesser weighting in the sector than did the S&P 500, and the Fund's technology holdings performed better than the S&P 500's.

The Fund's performance was hurt by poor security selection in the consumer non-cyclical sector. We were hurt by our large position in Safeway Inc. Our thesis on Safeway Inc. was that the market's concerns over encroachment by Wal-Mart Stores, Inc. into the food category were overblown. It became apparent, based on the June earnings announcements by each of the three largest U.S. supermarket companies, and on conversations with other retailers including Wal-Mart Stores, Inc. and Walgreen Co., that our thesis was wrong. We are in the process of sharply reducing our position in Safeway.

The Fund was hurt by its overweight in communications services. We believe that this is an issue of being too early, rather than one of being wrong. We find the valuations of telecommunications companies compelling, and believe that the market is not correctly differentiating between companies that are in distress, and those with strong franchises that generate cash flow, such as AT&T Corp., AT&T Wireless Services Inc. and Verizon Communications Inc.

MARKET AND ECONOMIC SUMMARY

The first half of 2002 continued the difficult market environment of 2000 and 2001, and the S&P 500 tumbled in early July, after the end of the Fund's reporting period. If 2000 and 2001 were the hangover after the 1999-2000 party, then the declines in 2002 are the withdrawal symptoms.

Traditionally, the market has risen during economic recoveries, and the decline this year begs the question whether the economy is about to double dip. Our company contacts indicate that the economy is still improving, if slowly.

Economic fundamentals improved during the first half of 2002. Consumer confidence climbed through much of the half, before settling a little in June. Retail sales were a little better than expected, especially at the discount store and consumer-electronics chains. Auto sales were robust, driven by heavy incentives. Housing sales fell off only slightly from the cyclical peak levels a year earlier, and mortgage refinancing rose sharply as rates hit their lowest levels in 30 years.

Technology companies report that demand is stabilizing, but not yet improving. The only bright spot is in some storage applications. PCs (personal computers) and enterprise hardware are suffering from light corporate demand.

U.S. Federal Reserve Board ("Fed") Chairman Alan Greenspan's valuation model for the stock market, which compares the earnings yield of the market to the long-term U.S. bond rate, indicates that the market is undervalued by about 15%.

FUND STRATEGY

We believe that the U.S. economy will recover in 2002. Numerous data points emerged during the first quarter that industrial inventory restocking has begun. And the dollar looks like it may be starting a secular decline.

Technology stocks have fallen such that they are now cheaper than the market. We see many opportunities to buy companies with strong franchises at low prices. For example, Comverse Technology Inc. is selling for less than its cash on hand, despite generating cash flow from operations. Comverse Technology Inc. has a 70% market share of the voicemail market. The July decline has provided attractive purchase opportunities in several companies, including Sun Microsystems Inc., Nokia Corp. and Comverse Technology Inc. We continue to own bonds convertible into technology stocks as a way of retaining our exposure to the sector, while reducing risk.

We find extraordinary values in the telecommunications sector, and are overweight in telecommunications services.

Basic materials stocks have historically been strong performers coming out of recessions. We are currently overweight, although we have begun to pare our holdings back.

We are no longer overweight in the retail sector, having reduced our holdings back after the large stock-price increases in January and the fourth quarter of 2001. We initiated positions in both Ford Motor Co. and General Motors Corp. during February. Both companies took action to improve their balance sheets during February, with convertible-bond offerings.

--------------------------------------------------------------------------------
2                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Shareholder Letter (continued)
--------------------------------------------------------------------------------

Historically this has marked attractive entry points in auto stocks.

Rising healthcare costs make hospitals attractive, and HMOs and ethical-pharmaceutical companies unatractive investments. We own a large position in HCA Inc., the largest hospital company, but do not own any HMOs. We are significantly underweight in ethical-drug companies, but we do own a large position in Teva Pharmaceutical Industries Ltd., the largest and highest quality generic-drug company. We believe that recent state laws reducing Medicaid reimbursement will pressure ethical-drug prices. There is also a patent litigation about to go before the Supreme Court that could damage the business models of the ethical- pharmaceutical companies.

Some of the ethical-drug companies have declined enough to become attractive, and we initiated positions in Schering-Plough Corp. in April, Eli Lilly & Co. in May and Wyeth in June.

Energy stocks fell sharply in July, and are now selling for prices that are in some cases as low as they were on October 20, 1987 (the day after the "crash"). We are currently adding to our energy weighting.

MARKET OUTLOOK

It is difficult to be enthusiastic in the face of the unrelenting market decline. Yet we are encouraged when we look at the fundamentals and valuations of individual companies, in every sector across the market. In college, our favorite text was a book by Burton Malkiel, a dean of the Yale School of Management, called A Random Walk Down Wall Street. In it he described two schools of valuation, the "castles in the air" theory, and the "fundamental value" theory. Clearly the prices of two years ago were castles in the air.

What we see right now, are many fundamental values, companies that are selling for far less than the values of their future cash flows or their franchises. We would all like to earn double-digit returns, especially given 1.5% U.S. Treasury Bill rates and our experience of the declines in the market these past three years. And we see company after company that we believe offers these types of returns with reasonable risk.

We are not good at predicting the direction of the market. But all of our years of training tell us that the stock valuations we see right now are compelling.

We appreciate your continued confidence in our investment-management approach.

Sincerely,

/s/ Heath B. McLendon                  /s/ Michael A. Kagan

Heath B. McLendon                      Michael A. Kagan
Chairman                               Executive Vice President


July 26, 2002


The information provided in this commentary represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.


--------------------------------------------------------------------------
 Top Ten Holdings*                                   As of June 30, 2002
--------------------------------------------------------------------------
  1. Microsoft Corp.                                          3.8%
--------------------------------------------------------------------------
  2. American International Group, Inc.                       3.4
--------------------------------------------------------------------------
  3. Exxon Mobil Corp.                                        2.9
--------------------------------------------------------------------------
  4. Verizon Communications Inc.                              2.7
--------------------------------------------------------------------------
  5. Costco Wholesale Corp.                                   2.5
--------------------------------------------------------------------------
  6. HCA Inc.                                                 2.3
--------------------------------------------------------------------------
  7. The Bank of New York Co., Inc.                           2.3
--------------------------------------------------------------------------
  8. Pfizer Inc.                                              2.2
--------------------------------------------------------------------------
  9. Teva Pharmaceutical Industries Ltd. ADR                  2.2
--------------------------------------------------------------------------
 10. SPX Corp.                                                2.1
--------------------------------------------------------------------------

* As a percentage of total net assets.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  3

TAKE ADVANTAGE OF THE FUND'S
DIVIDEND REINVESTMENT PLAN!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan ("Plan"). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 17 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock.bankofny.com.

IMPORTANT MESSAGE TO SHAREHOLDERS

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund's former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

         The Bank of New York
         Receive and Deliver Department-11W
         Church Street Station
         P.O. Box 11002
         New York, New York 10286-1002

--------------------------------------------------------------------------------
4                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Major Portfolio Changes (unaudited)     For the Three Months Ended June 30, 2002
--------------------------------------------------------------------------------

Additions 1                                                      Shares
--------------------------------------------------------------------------------
American Electric Power Co., Inc.                                252,400
--------------------------------------------------------------------------------
American International Group, Inc.                                97,900
--------------------------------------------------------------------------------
Brocade Communications Systems, Inc.                             322,000 2
--------------------------------------------------------------------------------
Comcast Corp., Class A Shares                                    112,000
--------------------------------------------------------------------------------
Eli Lilly & Co.                                                  156,000 2
--------------------------------------------------------------------------------
Honeywell International Inc.                                     168,400 2
--------------------------------------------------------------------------------
Merrill Lynch & Co.                                               65,000
--------------------------------------------------------------------------------
MGM MIRAGE                                                       109,293
--------------------------------------------------------------------------------
Nokia Oyj ADR                                                    369,000
--------------------------------------------------------------------------------
Paychex, Inc.                                                    213,300 2
--------------------------------------------------------------------------------
Schering-Plough Corp.                                            246,000 2
--------------------------------------------------------------------------------
The Estee Lauder Cos. Inc., Class A Shares                       190,000 2
--------------------------------------------------------------------------------
Wyeth                                                            118,700 2
--------------------------------------------------------------------------------

Reductions                                                       Shares
--------------------------------------------------------------------------------
AT&T Corp.                                                       676,000
--------------------------------------------------------------------------------
Baxter International Inc.                                         96,000 3
--------------------------------------------------------------------------------
El Paso Corp.                                                    194,000
--------------------------------------------------------------------------------
Electronic Data Systems, Inc.                                     79,400 3
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                                      112,900
--------------------------------------------------------------------------------
Freddie Mac                                                      116,100
--------------------------------------------------------------------------------
Genentech Inc.                                                   179,400 3
--------------------------------------------------------------------------------
Hutchison Whampoa International                                5,275,000 3
--------------------------------------------------------------------------------
Intel Corp.                                                      357,700
--------------------------------------------------------------------------------
Novartis AG ADR                                                  307,000
--------------------------------------------------------------------------------
Pfizer Inc.                                                      190,000
--------------------------------------------------------------------------------
SPX Corp.                                                         41,500
--------------------------------------------------------------------------------
Texas Instruments Inc.                                           130,000 3
--------------------------------------------------------------------------------
The Bank of New York Co., Inc.                                   277,000
--------------------------------------------------------------------------------
Transocean Sedco Forex Inc.                                      254,000 3
--------------------------------------------------------------------------------

1 Exclusive of changes resulting entirely from stock dividends and stock splits. 2 New addition.
3 Elimination.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2002
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                           VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.7%
Basic Industries -- 4.9%
        71,000    Air Products & Chemicals Inc.                                    $  3,583,370
       186,000    Alcan Inc.                                                          6,978,720
       562,000    Alcoa Inc.                                                         18,630,300
       158,400    Barrick Gold Corp.                                                  3,008,016
       265,000    OM Group, Inc.                                                     16,430,000
       529,000    PolyOne Corp.                                                       5,951,250
       119,541    Smurfit-Stone Container Corp. (a)                                   1,843,322
       108,100    UPM-Kymmene Oyj ADR                                                 4,262,383
------------------------------------------------------------------------------------------------
                                                                                     60,687,361
------------------------------------------------------------------------------------------------

Capital Goods -- 6.2%
        78,000    The Boeing Co.                                                      3,510,000
       111,400    Cummins Inc.                                                        3,687,340
       230,000    Danaher Corp.                                                      15,260,500
        39,000    General Dynamics Corp.                                              4,147,650
       770,800    General Electric Co.                                               22,391,740
       168,400    Honeywell International Inc.                                        5,932,732
        95,900    Navistar International Corp. (a)                                    3,068,800
       209,700    PACCAR Inc.                                                         9,308,583
       142,000    United Technologies Corp.                                           9,641,800
------------------------------------------------------------------------------------------------
                                                                                     76,949,145
------------------------------------------------------------------------------------------------

Communications -- 5.3%
       936,600    AT&T Corp.                                                         10,021,620
     2,290,634    AT&T Wireless Services Inc. (a)                                    13,400,209
       683,200    General Motors Corp., Class H Shares (a)                            7,105,280
        94,400    Genuity Inc. (a)                                                      358,720
       278,500    UnitedGlobalCom, Inc., Class A Shares (a)                             765,875
       830,000    Verizon Communications Inc.                                        33,324,500
------------------------------------------------------------------------------------------------
                                                                                     64,976,204
------------------------------------------------------------------------------------------------

Consumer Cyclicals -- 10.8%
       199,400    Circuit City Stores  - Circuit City Group                           3,738,750
       799,800    Costco Wholesale Corp. (a)                                         30,888,276
       190,000    Ecolab Inc.                                                         8,783,700
       608,300    Federated Department Stores, Inc. (a)                              24,149,510
       437,000    Ford Motor Co.                                                      6,992,000
       477,000    The Home Depot, Inc.                                               17,520,210
       360,093    MGM MIRAGE (a)                                                     12,153,139
       220,300    SPX Corp. (a)                                                      25,885,250
       179,000    Staples, Inc. (a)                                                   3,526,300
------------------------------------------------------------------------------------------------
                                                                                    133,637,135
------------------------------------------------------------------------------------------------

Consumer Non-Cyclicals -- 9.5%
        88,500    The Coca-Cola Co.                                                   4,956,000
       212,000    Comcast Corp., Class A Shares (a)                                   5,054,080
       190,000    The Estee Lauder Cos. Inc., Class A Shares                          6,688,000
        73,800    General Mills, Inc.                                                 3,253,104
       221,000    Kimberly-Clark Corp.                                               13,702,000
        77,100    Kraft Food Inc., Class A Shares                                     3,157,245
       127,200    Kroger Co. (a)                                                      2,531,280


                       See Notes to Financial Statements.
------------------------------------------------------------------------------------------------
6                                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2002
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                          VALUE
------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 9.5% (continued)
       926,000    Liberty Media Corp., Class A Shares (a)                          $ 9,260,000
       490,000    PepsiCo, Inc.                                                     23,618,000
       308,000    Philip Morris Cos. Inc.                                           13,453,440
       834,000    Safeway Inc. (a)                                                  24,344,460
       124,000    Unilever PLC ADR                                                   8,035,200
------------------------------------------------------------------------------------------------
                                                                                   118,052,809
------------------------------------------------------------------------------------------------
Energy -- 6.0%
        56,500    Amerada Hess Corp.                                                 4,661,250
        38,600    Devon Energy Corp.                                                 1,902,208
       880,840    Exxon Mobil Corp.                                                 36,043,973
           400    Gas Properties (100% owned) (b)                                      676,000
                  Royalty Interest (b)                                               2,100,060
        77,000    Royal Dutch Petroleum Co. - NY Shares                              4,255,790
       306,777    TotalFinaElf S.A. ADR                                             24,818,259
------------------------------------------------------------------------------------------------
                                                                                    74,457,540
------------------------------------------------------------------------------------------------
Financial Services -- 19.1%
        97,900    American Express Co.                                               3,555,728
       608,182    American International Group, Inc.                                41,496,258
       280,000    Bank of America Corp.                                             19,700,800
       827,000    The Bank of New York Co., Inc.                                    27,911,250
       273,000    Bank One Corp.                                                    10,505,040
            91    Berkshire Hathaway Inc., Class A Shares (a)                        6,078,800
        87,700    Capital One Financial Corp.                                        5,354,085
       479,300    FleetBoston Financial Corp.                                       15,505,355
       251,900    Freddie Mac                                                       15,416,280
       167,600    The Goldman Sachs Group, Inc.                                     12,293,460
       121,000    The Hartford Financial Services Group, Inc.                        7,195,870
        95,000    J.P. Morgan Chase & Co.                                            3,222,400
        67,300    Marsh & McLennan Cos., Inc.                                        6,501,180
       314,000    Merrill Lynch & Co.                                               12,717,000
       124,600    Morgan Stanley                                                     5,367,768
       213,300    Paychex, Inc.                                                      6,674,157
       173,900    Wachovia Corp.                                                     6,639,502
        49,000    Washington Mutual, Inc.                                            1,818,390
       496,000    Wells Fargo & Co.                                                 24,829,760
        51,000    XL Capital Ltd., Class A Shares                                    4,319,700
------------------------------------------------------------------------------------------------
                                                                                   237,102,783
------------------------------------------------------------------------------------------------
Healthcare -- 14.5%
        40,800    Alcon, Inc.                                                        1,397,400
       347,500    Amersham PLC ADR                                                   3,073,243
        59,000    Amgen Inc. (a)                                                     2,470,920
       311,000    Applera Corp. - Applied Biosystems Group                           6,061,390
        80,000    Biogen, Inc. (a)                                                   3,314,400
       160,800    Cephalon, Inc. (a)                                                 7,268,160
       156,000    Eli Lilly & Co.                                                    8,798,400
        97,000    Guidant Corp. (a)                                                  2,932,310
       603,000    HCA Inc.                                                          28,642,500
       383,000    Immunex Corp. (a)                                                  8,556,220
        93,400    Invitrogen Corp. (a)                                               2,989,734


                       See Notes to Financial Statements.
------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                  7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2002
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                             VALUE
------------------------------------------------------------------------------------------------
Healthcare -- 14.5% (continued)
        23,700    Merck & Co., Inc.                                                $  1,200,168
       776,100    Pfizer Inc.                                                        27,163,500
       250,000    Pharmacia Corp.                                                     9,362,500
       246,000    Schering-Plough Corp.                                               6,051,600
        64,200    St. Jude Medical, Inc. (a)                                          4,741,170
       406,400    Teva Pharmaceutical Industries Ltd. ADR                            27,139,392
       118,700    Wyeth                                                               6,077,440
------------------------------------------------------------------------------------------------
                                                                                    180,295,027
------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.5%
        95,000    BRE Properties, Inc., Class A Shares                                2,955,450
       107,000    CarrAmerica Realty Corp.                                            3,300,950
------------------------------------------------------------------------------------------------
                                                                                      6,256,400
------------------------------------------------------------------------------------------------
Technology -- 14.8%
       123,000    Agilent Technologies, Inc. (a)                                      2,908,950
       733,100    AOL Time Warner Inc. (a)                                           10,783,901
       455,000    BEA Systems, Inc. (a)                                               4,327,050
       848,000    BMC Software, Inc. (a)                                             14,076,800
       322,000    Brocade Communications Systems, Inc. (a)                            5,628,560
       242,600    Celestica Inc. (a)                                                  5,509,446
       214,000    Cisco Systems, Inc. (a)                                             2,985,300
       795,400    Comverse Technology, Inc. (a)                                       7,365,404
       641,700    Dell Computer Corp. (a)                                            16,774,038
       447,000    EMC Corp. (a)                                                       3,374,850
       116,000    First Data Corp.                                                    4,315,200
       677,300    Intel Corp.                                                        12,374,271
       235,500    Micron Technology, Inc. (a)                                         4,761,810
       861,000    Microsoft Corp. (a)                                                47,096,700
       110,000    National Semiconductor Corp. (a)                                    3,208,700
     1,189,200    Nokia Oyj ADR                                                      17,219,616
       477,000    Oracle Corp. (a)                                                    4,517,190
       135,400    STMicroelectronics N.V. - NY Shares                                 3,294,282
     2,262,100    Sun Microsystems, Inc. (a)                                         11,333,121
        80,406    VERITAS Software Corp. (a)                                          1,591,235
------------------------------------------------------------------------------------------------
                                                                                    183,446,424
------------------------------------------------------------------------------------------------
Transportation -- 1.0%
       242,000    Canadian National Railway Co.                                      12,535,600
------------------------------------------------------------------------------------------------
Utilities -- 3.1%
       321,800    American Electric Power Co., Inc.                                  12,878,436
        65,300    El Paso Corp.                                                       1,345,833
       137,500    Exelon Corp.                                                        7,191,250
       627,000    The Southern Co.                                                   17,179,800
------------------------------------------------------------------------------------------------
                                                                                     38,595,319
------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $1,189,760,607)                                        1,186,991,747
------------------------------------------------------------------------------------------------


                               See Notes to Financial Statements.
------------------------------------------------------------------------------------------------
8                                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2002
--------------------------------------------------------------------------------

     SHARES                         SECURITY                                                   VALUE
---------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.3%
Consumer Cyclicals -- 0.4%
        46,000    Ford Motor Co., Capital Trust II, 6.500%                                $   2,587,500
        70,000    General Motors Corp., Series B, 5.250%                                      1,838,900
-------------------------------------------------------------------------------------------------------
                                                                                              4,426,400
-------------------------------------------------------------------------------------------------------

Publishing -- 1.9%
     1,197,700    The News Corp. Ltd. ADR                                                    23,654,575
-------------------------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE PREFERRED STOCK
                  (Cost -- $33,721,774)                                                      28,080,975
-------------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                         SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.9%
Technology -- 0.5%
    $ 5,585,000   Teradyne Inc., 3.750% due 10/15/06 (c)                                      6,681,056
-------------------------------------------------------------------------------------------------------

Telecommunications -- 1.4%
                  Bell Atlantic Financial Services:
      4,000,000     5.750% due 4/1/03                                                         4,056,148
     11,000,000     5.750% due 4/1/03 (c)                                                    11,154,000
      3,800,000   NTL Communications Corp., 6.750% due 5/15/08 (a)(d)                         1,216,000
      7,500,000   NTL Inc., 5.750% due 12/15/09 (a)(c)(d)                                     1,125,000
-------------------------------------------------------------------------------------------------------
                                                                                             17,551,148

-------------------------------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost -- $28,754,755)                                                      24,232,204
-------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.1%
      1,479,000   State Street Bank & Trust Co., 1.880% due 7/1/02; Proceeds at maturity--
                    $1,479,232; (Fully collateralized by U.S. Treasury Bonds, 6.250%
                    due 8/15/23; Market value -- $1,511,381) (Cost -- $1,479,000)             1,479,000
-------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $1,253,716,136*)                                              $1,240,783,926
-------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) Fair value determined pursuant to procedures established by the Board of Directors.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)  Security is currently in default.
*    Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviation used in this schedule:
----------------------------------------
   ADR - American Depository Receipt.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                  9

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                                June 30, 2002
--------------------------------------------------------------------------------

ASSETS:

     Investments, at value (Cost -- $1,253,716,136)                             $1,240,783,926
     Cash                                                                                  507
     Receivable for securities sold                                                  6,107,698
     Dividends and interest receivable                                               1,324,534
------------------------------------------------------------------------------------------------
     Total Assets                                                                1,248,216,665
------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                               11,000,771
     Management fee payable                                                          1,825,344
     Dividends payable                                                                 153,475
     Accrued expenses                                                                  310,726
------------------------------------------------------------------------------------------------
     Total Liabilities                                                              13,290,316
------------------------------------------------------------------------------------------------
Total Net Assets                                                                $1,234,926,349
------------------------------------------------------------------------------------------------
NET ASSETS:
     Par value of capital shares                                                   100,938,034
     Capital paid in excess of par value                                         1,169,845,498
     Undistributed net investment income                                               482,460
     Accumulated net realized loss from security transactions                      (23,407,433)
     Net unrealized depreciation of investments                                    (12,932,210)
------------------------------------------------------------------------------------------------
Total Net Assets                                                                $1,234,926,349
------------------------------------------------------------------------------------------------
Shares Outstanding ($1.00 par value, 125,000,000 shares authorized)                100,938,034
------------------------------------------------------------------------------------------------
Net Asset Value, per share                                                              $12.23
------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
------------------------------------------------------------------------------------------------
10                                                     2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                   For the Six Months Ended June 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                                     $  8,852,108
     Interest                                                                           636,898
     Oil royalties                                                                      257,635
     Less: Foreign withholding tax                                                     (197,055)
-------------------------------------------------------------------------------------------------
     Total Investment Income                                                          9,549,586
-------------------------------------------------------------------------------------------------
EXPENSES:
     Management fee (Note 2)                                                          3,678,933
     Shareholder and system servicing fees                                              160,547
     Shareholder communications                                                         128,510
     Audit and legal                                                                     62,483
     Directors' fees                                                                     43,802
     Stock certificates and listing fees                                                 39,839
     Custody                                                                             29,865
     Other                                                                               29,684
-------------------------------------------------------------------------------------------------
     Total Expenses                                                                   4,173,663
-------------------------------------------------------------------------------------------------
Net Investment Income                                                                 5,375,923
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales                                                         300,506,903
        Cost of securities sold                                                     317,078,259
-------------------------------------------------------------------------------------------------
     Net Realized Loss                                                              (16,571,356)
-------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of period                                                         148,803,152
        End of period                                                               (12,932,210)
-------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                                       (161,735,362)
-------------------------------------------------------------------------------------------------
Net Loss on Investments                                                            (178,306,718)
-------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                            $(172,930,795)
-------------------------------------------------------------------------------------------------


                              See Notes to Financial Statements.
-------------------------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                                11

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                      2002                 2001
----------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                      $    5,375,923        $   11,165,918
     Net realized gain (loss)                                      (16,571,356)           15,581,569
     Increase in unrealized depreciation                          (161,735,362)         (205,218,060)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                       (172,930,795)         (178,470,573)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                          (5,046,902)          (10,800,370)
     Net realized gains                                             (6,863,786)          (32,814,955)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders     (11,910,688)          (43,615,325)
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                            (184,841,483)         (222,085,898)
NET ASSETS:
     Beginning of period                                         1,419,767,832         1,641,853,730
----------------------------------------------------------------------------------------------------
     End of period*                                             $1,234,926,349        $1,419,767,832
----------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $482,460              $153,439
----------------------------------------------------------------------------------------------------



                            See Notes to Financial Statements.
----------------------------------------------------------------------------------------------------
12                                                           2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------
1.  Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc ("Fund"), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

(b) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2001, reclassifications were made to the capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

(c) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(d) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount, market discount and premium on securities purchased is accreted or amortized on an effective yield basis over the life of the security. The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP.

2. Management Fee and Other Transactions with Affiliates Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts


--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The investment manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC ("SBFM"), an affiliate of the investment manager pursuant to a Sub-Administration Agreement between the investment manager and SBFM.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                          Annual Fee Rate
------------------------------------------------------------------
First $350 million                                   0.650%
Next $150 million                                    0.550%
Next $250 million                                    0.525%
Next $250 million                                    0.500%
Over $1 billion                                      0.450%
------------------------------------------------------------------

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 2001, June 30, 2001, September 30, 2001, and December 31, 2001, the performance of the S&P 500 Index was exceeded by the Fund's performance by 2.03%, 1.44%, 0.43%, and 0.93%, respectively. This resulted in a total increase of the base management fee of $151,576. For the rolling one year period ended March 31, 2002 and June 30, 2002 the performance of the S&P 500 Index was exceeded by the Fund's performance by 0.76% and 1.18%, respectively. This resulted in a total increase of the base management fee of $40,853.

Brokerage commissions of $2,690 were paid to Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, for investment transactions executed on behalf of the Fund during the six months ended June 30, 2002. This amount represents 0.3% of total brokerage commissions paid by the Fund.

3.  Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------
Purchases                                     $307,692,160
------------------------------------------------------------------
Sales                                          300,506,903
------------------------------------------------------------------

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------
Gross unrealized appreciation                $ 189,507,647
Gross unrealized depreciation                 (202,439,857)
------------------------------------------------------------------
Net unrealized depreciation                  $ (12,932,210)
------------------------------------------------------------------

In the current year, the tax component of dividends to shareholders was $5,046,902 of ordinary income (including realized short-term capital gains which are, for federal income tax purposes, taxable as ordinary income) and $6,863,786 of long-term capital gain distributions.

--------------------------------------------------------------------------------
14                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

4.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 2002 the Fund did not enter into any written call or put option contracts.

5.  Common Stock

The Fund issued to its shareholders of record as of the close of business on May 22, 2000 non-transferable Rights to subscribe for up to an aggregate of 11,826,140 shares of Common Stock of the Fund at a rate of one share of Common Stock for ten Rights held at the subscription price of $17.29 per share. During the year ended December 31, 2000, the fund issued a total of 3,992,766 shares of Common Stock on exercise of such Rights. Rights Offering costs of $715,407, including financial advisory fees, were charged directly against the proceeds of the Rights Offering. The Fund was advised that SSB, an affiliate of the investment manager, received a financial advisory fee of $258,519 in connection with its participation in the Rights Offering.

6.  Subsequent Event

On July 17, 2002, the shareholders held a Special Meeting for the Fund to approve a share repurchase plan. The Fund was authorized to repurchase up to one million shares.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 15

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                             2002(1)      2001      2000      1999      1998    1997
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $14.07      $16.27    $19.24    $18.76    $18.51  $17.26
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                       0.05        0.11      0.14      0.18      0.26    0.27
   Net realized and unrealized gain (loss)    (1.77)      (1.87)    (0.46)     4.08      3.45    3.93
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (1.72)      (1.76)    (0.32)     4.26      3.71    4.20
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      (0.05)      (0.11)    (0.13)    (0.17)    (0.27)  (0.27)
   Net realized gains                         (0.07)      (0.33)    (2.41)    (3.63)    (3.19)  (2.68)
------------------------------------------------------------------------------------------------------
Total Distributions                           (0.12)      (0.44)    (2.54)    (3.80)    (3.46)  (2.95)
------------------------------------------------------------------------------------------------------
Increase in net asset value
   due to shares issued on
   reinvestment of dividends                  --          --        --         0.02     --      --
------------------------------------------------------------------------------------------------------
Decrease in net asset value
   due to shares issued
   through Rights Offering                    --          --        (0.10)   --        --      --
------------------------------------------------------------------------------------------------------
Rights Offering costs                         --          --        (0.01)   --        --      --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.23      $14.07    $16.27    $19.24    $18.76  $18.51
------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value          (13.42)%++   (21.2)%    (8.0)%*   34.6%     22.6%   29.5%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $1,235      $1,420    $1,642    $1,820    $1,686  $1,545
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                    0.63%+      0.62%     0.65%     0.56%     0.52%   0.53%
   Net investment income                       0.81+       0.76      0.71      0.90      1.39    1.46
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          22%         61%       76%       73%       68%     49%
------------------------------------------------------------------------------------------------------
Market Value, End of Period                 $10.640     $12.420   $16.250   $20.375   $18.188 $17.688
-------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).
* Total market value return taking into consideration the Rights Offering would have been (7.7)%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
16                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS (unaudited)
--------------------------------------------------------------------------------
Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You've already harnessed the wealth-building power of The Salomon Brothers Fund Inc ("SBF"). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan - available only to investors of The Salomon Brothers Fund. We've included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from the Salomon Brothers Fund are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

     1. All dividends and capital gains (long-term and short-term) in additional shares of SBF

     2. All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

     3. All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we've included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from / through SBF

The Cash Payment Plan allows investors in The Salomon Brothers Fund to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next "Investment Date" following receipt of your optional cash payment. Each Friday is considered an "Investment Date," or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 17

--------------------------------------------------------------------------------
AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS (unaudited) (continued)
--------------------------------------------------------------------------------

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of Salomon Brothers Fund, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the Dividend Reinvestment Plan.

--------------------------------------------------------------------------------
18                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS (unaudited) (continued)
--------------------------------------------------------------------------------
Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the Dividend Reinvestment Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of "street name" and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the Dividend Reinvestment Plan or change your reinvestment option by calling the Agent at this toll-free telephone number:
1-800-432-8224.

If you withdraw from the Dividend Reinvestment Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

      The Bank of New York
      Investor Relations Department
      P.O. Box 11002
      New York, NY 10286-1002
      Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the Dividend Reinvestment Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the Dividend Reinvestment Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have shares taken out of the "street name" and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 19

--------------------------------------------------------------------------------
AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS (unaudited) (continued)
--------------------------------------------------------------------------------
How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

Who is the "Agent" and what are its responsibilities?

The Bank of New York acts as the Agent for the Salomon Brothers Fund. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of the Salomon Brothers Fund. The Agent will combine these shares with shares acquired through the Dividend Reinvestment Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent's records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the Dividend Reinvestment Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

--------------------------------------------------------------------------------
20                                       2002 Semi-Annual Report to Shareholders

TERMS AND CONDITIONS OF AUTHORIZATION FOR AMENDED AND RESTATED AUTOMATIC DIVIDEND REINVESTMENT AND CASH PAYMENT PLANS

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

    (b) Participants in the DR Plan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

    (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

    (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

    (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

    (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be. It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account. The Agent will confirm the purchases so made as soon as practicable after the purchases are made.
--------------------------------------------------------------------------------
                          THE SALOMON BROTHERS FUND INC
                  AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                      REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC
                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     / / (1) All net investment income dividends and capital gain distributions
             (short-term and long-term) payable to me shall be automatically reinvested

     / / (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

     / / (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

                (Please sign on the reverse side of this card.)
--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 21

5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

    (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

    (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

        If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

     Any inquiries regarding the Plans should be directed to the Agent at:

                           THE BANK OF NEW YORK
                           Investor Relations Department
                           P.O. Box 11002
                           New York, New York 10286-1002
                           1-800-432-8224

     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

                                           THE BANK OF NEW YORK
                                           P.O. Box 1958
                                           Newark, NJ 07101-9774
                                           Att: Dividend Reinvestment Department

                                           DATED:_____________________, 20____

                                PLEASE SING AND RETURN
                                USING THE ENCLOSED ENVELOPE

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            Signature (if held jointly)

                Please sign exactly as your name(s) appear hereon.

                               THIS IS NOT A PROXY

--------------------------------------------------------------------------------
22                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Andrew L. Breech

Carol L. Colman

William R. Dill

Heath B. McLendon, Chairman

Clifford M. Kirtland, Jr.

Louis P. Mattis

Thomas F. Schlafly

Charles F. Barber, Emeritus



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (unaudited)
--------------------------------------------------------------------------------

This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

--------------------------------------------------------------------------------
The Salomon Brothers Fund Inc                                                 23

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
Heath B. McLendon                        Chairman

R. Jay Gerken                            President

Lewis E. Daidone                         Executive Vice President
                                         and Chief Administrative Officer

Michael A. Kagan                         Executive Vice President

Mark McAllister                          Executive Vice President

Irving P. David                          Treasurer

Frances M. Guggino                       Controller

Christina T. Sydor                       Secretary

Janet S. Tolchin                         Assistant Treasurer

Robert A. Vegliante                      Assistant Secretary

--------------------------------------------------------------------------------
SERVICE PROVIDER
--------------------------------------------------------------------------------

Salomon Brothers Asset Management Inc   Investment Manager
388 Greenwich Street
New York, New York 10013

The Bank of New York                    Transfer and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10007

State Street Bank and Trust Company     Custodian
225 Franklin Street
Boston, Massachusetts 02110

Simpson Thacher & Bartlett              Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP              Independent Accountants
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
24                                       2002 Semi-Annual Report to Shareholders

---------------------
     SALOMON BROTHERS
     ---------------------
          Asset management

388 GREENWICH STREET
NEW YORK, NEW YORK 10013

1-800-SALOMON
WWW.SBAM.COM

SBFSEMI 6/02
02-3654
                                                                         SFB
                                                                      Listed
                                                                        NYSE
                                                 The New York Stock Exchange